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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                               CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 11, 1996
                                                -------------------

                       APPLIED CELLULAR TECHNOLOGY, INC.
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            (Exact name of registrant as specified in its charter)

        Missouri                     33-79678                 43-1641533
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(State of other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

          Highway 160 & CC, Suite 5, Nixa, Missouri            65714
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          (Address of principal executive officers)          (Zip Code)

Registrant's telephone number, including area code:  417-725-9888

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Item 1. Changes in Control of Registrant

Item 2. Acquisition or Disposition of Assets.

On October 11, 1996, ACT Communication, Inc. (a wholly owned subsidiary of Applied Cellular Technology, Inc.), purchased 100% of the 1,000, $1.00 par, shares issued and outstanding from the two shareholders of Advanced Telecomm Holdings, Inc. in exchange for 100,000 shares of Applied Cellular Technology's 8% Preferred Stock at $100.00 per share, 1,618,180 shares of Applied Cellular Technology's Common Stock at $5.00 per share and warrants evidencing the right to purchase 1,000,000 shares of Applied Cellular Technology's common stock at a price per common share of $5.31 per warrant.

Item 3. Bankruptcy or Receivership.  None.

Item 4. Changes in Registrant's Certifying Accountant.  No.

Item 5. Other Events.  None.

Item 6. Resignation of Registrant's Directors.  None.

Item 7. Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired.
        See attached.

(b)      Pro forma financial information.
         See attached.

(c)      Exhibits. Agreement of Sale
         Already provided.

Item 8. Change in Fiscal Year.  None.

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                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              APPLIED CELLULAR TECHNOLOGY, INC.
                                              (Registrant)

Date:     December 17, 1996                   /s/ Garrett Sullivan
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                                              President

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